UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 5, 2017

PETRONE WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30380	87-0652348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2200 N. Commerce Parkway Weston, Florida		33326
(Address of Principal Executive Offices)		(Zip Code)

(Registrant's telephone number, including area code: (855) 297-3876

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01.     Entry into a Material Definitive Agreement.

On September 5, 2017, Petrone Worldwide, Inc. (the “Company”) entered into a common stock purchase warrant (the “CSPW”) with Crown Bridge Partners, LLC (the “Holder”). The Holder received warrants to purchase up to 2,500,000 shares of common stock. The initial exercise price for the warrants is $0.01 per share, subject to adjustment as described in CSPW and the warrants are exercisable for five years after the issuance date. The CPSW was entered into in connection with the securities purchase agreement entered into November 18, 2016 with the Holder, as the Company previously reported on Form 8-K on December 2, 2016.

The foregoing description of the CSPW is qualified in its entirety by reference to such form of CSPW, which is filed hereto as Exhibit 4.1 and is incorporated herein by reference.

On September 12, 2017, the Company, entered into a Securities Purchase Agreement (the “SPA”) with LABRYS FUND, LP (the “Purchaser”), pursuant to which the Company issued to the Purchaser a Convertible Promissory Note (the “Note”) in the aggregate principal amount of $77,000. The Note has a maturity date of March 12, 2018 and the Company has agreed to pay interest on the unpaid principal balance of the Note at the rate of twelve percent (12%) per annum from the date on which the Note is issued (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. The Company has the right to prepay the Note, provided it makes a payment to the Purchaser as set forth in the Note within 180 days of its Issue Date. The transactions described above closed on September 12, 2017.

The outstanding principal amount of the Note (if any) is convertible at any time and from time to time at the election of the Purchaser during the period beginning on the date that is 180 days following the Issue Date into shares of the Company’s common stock, par value $0.001 per share at a conversion price set forth in the Note, subject to adjustment as set forth in the Note. In addition, upon the occurrence and during the continuation of an Event of Default (as defined in the Note), the Note will become immediately due and payable and the Company has agreed to pay to the Purchaser, in full satisfaction of its obligations thereunder, additional amounts as set forth in the Note.

The foregoing descriptions of the SPA and Note are qualified in their entirety by reference to such form of SPA and Note, which are filed hereto as Exhibits 10.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth under Item 1.01 above and is hereby incorporated by reference in response to this Item 2.03.

Item 3.02.     Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is set forth under Item 1.01 above and is hereby incorporated by reference in response to this Item 3.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Common Stock Purchase Warrant, by and between Petrone Worldwide, Inc. and Crown Bridge Partners, LLC, dated September 5, 2017

4.2	Convertible Promissory Note, dated September 12, 2017, by and between Petrone Worldwide, Inc. and Labrys Fund, LP

10.1	Securities Purchase Agreement, dated September 12, 2017, by and between Petrone Worldwide, Inc. and Labrys Fund, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRONE WORLDWIDE INC.

Date: September 15, 2017	/s/ Victor Petrone
Name: Victor Petrone
Title: President/Chief Executive Officer

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